Prospectus Supplement-April 19, 2001*
AXP Research Opportunities Fund S-6356-99 H (9/00)

The following paragraph replaces the "Management" section of the prospectus.

The Fund's assets are invested in Aggressive Growth Portfolio (the Portfolio), which is managed by AEFC. James Johnson, manager of the portfolio, joined AEFC in 1994 as an equity quantitative analyst. He began managing portfolios for American Express Asset Management in 1996. He is portfolio manager of AXP Small Company Index Fund, Total Return Portfolio, AXP S&P 500 Index Fund, AXP Mid Cap Index Fund, AXP Total Stock Market Index Fund, AXP Nasdaq 100 Index Fund, AXP Blue Chip Advantage Fund and AXP Variable Portfolio - Blue Chip Advantage Fund.


S-6356-11 A (04/01)
Valid until next prospectus update.


*Destroy Sept. 29, 2001